EXHIBIT 24


                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.


                                          /s/ Richard R. Crowl
                                          --------------------------------------
                                          Richard R. Crowl

Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 1998.


                                          /s/ Michael J. Dubes
                                          --------------------------------------
                                          Michael J. Dubes


ReliaStar Select
Select*Life
Northstar
Rev. 1/98
frm8001c

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.

                                          /s/ John H. Flittie
                                          --------------------------------------
                                          John H. Flittie

Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.

                                          /s/ Wayne R. Huneke
                                          --------------------------------------
                                          Wayne R. Huneke

Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of April, 1998.


                                          /s/ Mark S. Jordahl
                                          --------------------------------------
                                          Mark S. Jordahl


ReliaStar Select
Select*Life
Northstar
Rev. 1/98
frm8001c

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.

                                          /s/ Kenneth U. Kuk
                                          --------------------------------------
                                          Kenneth U. Kuk

Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of August, 1996.

                                          /s/ William R. Merriam
                                          --------------------------------------
                                          William R. Merriam

Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of November, 1998.


                                          /s/ Susan W. A. Mead
                                          --------------------------------------
                                          Susan W. A. Mead


ReliaStar Select
Select*Life
Northstar
Rev. 1/98
frm8001c

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, JEFFREY A. PROULX and LORI J. SOMMERFELD, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of February, 1998.


                                          /s/ James R. Miller
                                          --------------------------------------
                                          James R. Miller


ReliaStar Select
Select*Life
Northstar
Rev. 1/98
frm8001c

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.

                                          /s/ Robert C. Salipante
                                          --------------------------------------
                                          Robert C. Salipante

Rev. 08/96

                        RELIASTAR LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


      The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY("Company"), a Minnesota corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, JAMES E. NELSON, JEFFREY A. PROULX, and ROBERT B. SAGINAW, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of August, 1996.

                                          /s/ John G. Turner
                                          --------------------------------------
                                          John G. Turner

Rev. 08/96